SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 10, 1998


                          WINSTAR COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Delaware                       1-10726                         13-3585278
-----------------             ---------------                    --------------
(State or Other              (Commission File                    (IRS Employer
Jurisdiction of                File Number)                      Identification
Incorporation)                                                        No.)



230 Park Avenue, New York, New York                                10169
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:(212) 584-4000



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

                  On July 10, 1998, WinStar Communications, Inc. (Registrant) entered into an Agreement to Purchase LMDS License with CellularVision USA, Inc. ("CVUSA") and CellularVision of New York, L.P. ("CVNY") pursuant to which Registrant has agreed to purchase from CVNY a license granted by the Federal Communications Commission ("FCC") for 850 MHz of bandwidth in New York City. This bandwidth will be disaggregated from CVNY's license and combined with Registrant's existing 38 GHz licenses to establish a total spectrum position of
1.750 MHz in New York City. Registrant will pay $32.5 million in cash for the license. The transaction is subject to the receipt of consent of the FCC to the transfer of the license, compliance with provisions of the Hart-Scott- Rodino Antitrust Improvements Act of 1976, approval of the stockholders of CVUSA and other conditions usual to transactions of such nature.

                  Registrant also has agreed to lend CVNY $3.5 million (which was advanced on July 17, 1998) and an additional $2.0 million upon completion of necessary filings with the FCC and the granting of approval by CVUSA's stockholders. Registrant may lend CVNY up to an additional $7.0 in certain circumstances. Payment of the loans to CVNY is guaranteed by CVUSA and is secured by pledges of all of the assets of both CVUSA and CVNY as well as pledges of the stock of the general partner of CVNY and all of the limited partnership interests of CVNY.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Financial Statements.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  1. Agreement to Purchase LMDS License dated July 10, 1998 by and between Registrant, CVUSA and CVNY.

                  2. Loan Agreement dated July 10, 1998 among CVNY, CVUSA and Registrant.

                  3. Security Agreement dated July 10, 1998 by and among CVNY, CVUSA and Registrant.

                  4. Press Release of Registrant issued July 13, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 23, 1998                            WINSTAR COMMUNICATIONS, INC.
                                                ----------------------------
                                                (Registrant)


                                                  /s/ Frederic E. Rubin
                                                 ------------------------------
                                                  Frederic E. Rubin
                                                  Vice President and Treasurer




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